UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549

                                     FORM 8-K

                                  CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act of 1934

                                 April 27, 2012
                 (Date of Report, date of earliest event reported)

                           OBN HOLDINGS, INCORPORATED
               (Exact name of registrant as specified in its charter)


          NEVADA                   333-108300                  81-0592921
(State or other jurisdiction      (Commission                (IRS Employer
     of incorporation)             File Number)            Identification No.)


            8275 South Eastern Ave., Suite 200; Las Vegas, Nevada 89123
                    (Address of principal executive offices)

                                 (702) 938-0467
                           (Issuer's telephone number)


             (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-12 under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




SECTION 8 - OTHER EVENTS
Item 8.01 Other Events

OBN Holdings, Inc. is reporting an update on the distribution of the Satori Beverages International, Ltd. shares. The shares are scheduled to be issued to all OBN Holdings shareholders of record as of the close of trading on February 15, 2012.

The Company has provided all of the required information to its transfer agent, Standard Registrar and Transfer Company, Inc. The distribution of the shares are expected to begin during the week of April 30, 2012. Certificates held in brokerage accounts will be delivered to their respective accounts. Certificates not held in brokerages accounts will be sent to shareholders' addresses of record.



                                 SIGNATURES

Pursuant to the requirements of the Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            OBN HOLDINGS, INCORPORATED
                                                   (Registrant)

Date: April 27, 2012                        /s/ Roger Neal Smith
                                       By:  Roger Neal Smith
                                            President and CEO